Exhibit 99.1

FOR IMMEDIATE RELEASE

CROSSFIRST BANKSHARES, INC. CONTACT:
October 18, 2021

Heather Worley, Investor Relations / Media Contact
Heather@crossfirst.com / (214) 442-5898
https://investors.crossfirstbankshares.com
CrossFirst Bankshares, Inc. Reports Third Quarter 2021 Results
Third Quarter 2021 Key Financial Performance Metrics
Net Income ROAA
Net Interest Margin
(FTE)
Diluted EPS ROE
$21.0 million 1.54% 3.20% $0.41 12.92%
LEAWOOD, Kan., October 18, 2021 (GLOBE NEWSWIRE) -- CrossFirst Bankshares, Inc. (Nasdaq: CFB), the bank holding company for CrossFirst Bank, today reported its results for the third quarter of 2021, with net income of $21.0 million, or $0.41 per diluted share, and year-to-date net income of $48.6 million, or $0.93 per diluted share.

Results this quarter included a $6.2 million asset impairment relating to an equity investment and a $10 million release from reserves due to continuing improvement in credit quality.

Subsequent to
quarter end, the Board of Directors authorized the repurchase of up to $30 million of common stock over time.

CEO Commentary:
"We had another quarter of strong profitability and have continued our strong earnings momentum as the economy accelerates and credit quality improves from last year’s low points," said CrossFirst’s CEO and President, Mike Maddox.

"We continue to take a long-term view
that will best serve our constituents well into the future by investing in talent to grow our top-line revenue and by investing in technology to better serve our clients.

At the same time, we remain committed to delivering value to our shareholders and are pleased to be able to continue the return of capital with the new buyback program."
2021 Third Quarter Highlights:
• $5.4 billion of assets with 162% net income growth compared to the third quarter of 2020
•
Return on Average

Assets of 1.54% and a Return on Equity of 12.92% with a non-GAAP Core Return on Average

Assets of
1.90% and non-GAAP Return on Equity of 15.94%
• Efficiency ratio of 59.06% for the third quarter of 2021 and a non-GAAP core efficiency ratio of 50.45% after adjusting for nonrecurring or non-core items and tax equivalent interest
• Net Interest Margin (Fully Tax-Equivalent) of 3.20% compared to 3.12% in the previous quarter
• Non-interest-bearing deposit growth of 27% from September 30, 2020 which accounts for 22% of total deposits
• Book value per share of $12.79 at September 30, 2021 compared to $11.84 at September 30, 2020
Quarter-to-Date Year-to-Date
September 30, September 30,
(Dollars in millions except per share data) 2021 2020 2021 2020
Operating revenue
(1)
$ 40.7 $ 43.4 $ 134.1 $ 127.5
Net income $ 21.0 $ 8.0 $ 48.6 $ 4.5
Diluted earnings per share $ 0.41 $ 0.15 $ 0.93 $ 0.09
Return on average assets 1.54% 0.58% 1.16% 0.11%
Return on average common equity 12.92% 5.19% 10.24% 0.98%
Non-GAAP core return on average tangible common equity
(2)
15.94% 5.19% 10.99% 2.62%
Net interest margin 3.14% 2.93% 3.05% 3.08%
Net interest margin, fully tax-equivalent
(3)
3.20% 2.98% 3.10% 3.13%
Efficiency ratio 59.06% 53.03% 54.18% 59.44%
Non-GAAP core operating efficiency ratio, fully tax-equivalent
(2)(3)
50.45% 52.23% 51.15% 53.14%

(1)

Net interest income plus non-interest income.

(2)
Represents a non-GAAP measure. See "Table 5. Non-GAAP Financial Measures" for a reconciliation of these measures.

(3)
Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income taxes. The incremental federal income tax rate used

is 21.0%.

CROSSFIRST BANKSHARES, INC.

Income from Operations
Net Interest Income
Interest income was $47.3 million for the third quarter of 2021, a decrease of 2% from the third quarter of 2020 and a 1% decrease from the previous quarter.

Interest income was down from the third quarter of 2020 as a result of lower average loans outstanding. Average earning assets totaled $5.3 billion for the third quarter of 2021, a decrease of $68 million or 1% from the same quarter in 2020.

The tax-
equivalent yield on earning assets increased from 3.57% to 3.62% during the third quarter of 2021, and was down from 3.66% in the third quarter of 2020, primarily due to the movement of variable rate assets indexed to market rates.

Year-to-date, interest income was $143.9
million, which declined compared to the same period in 2020 primarily due to the yield movements on earning assets.

Interest expense for the third quarter of 2021 was $5.5 million, or 40% lower than the third quarter of 2020 and 10% lower than the previous quarter.

Average interest-bearing deposits decreased to $3.5 billion in the third quarter of 2021, or a 3% decrease from the same prior year period.

Cost of funds for the quarter was 0.46%, compared to 0.49% for the second quarter of 2021.

Year-to-date, interest
expense was $18.7 million, a decrease of 47% from the same period in the prior year due to lower market rates.
Net interest income totaled $41.8 million for the third quarter of 2021 or 1% lower than the second quarter of 2021, and 6% higher than the third quarter of 2020.

Tax-equivalent net interest margin increased to 3.20% in the current quarter, from 3.12% in the previous quarter, and increased from 2.98% in the same quarter in 2020.

During the third quarter of 2021, CrossFirst realized $1.7 million in fees from the forgiveness of $88 million of PPP loans.

Including fees recognized, the PPP loans yielded 5.50% for the current quarter and the Company will continue to recognize fees over the life of the loans or as the loans are forgiven.

The tax-equivalent adjustment, which accounts for
income taxes saved on the interest earned on nontaxable securities and loans, was $0.7 million for the third quarter of 2021.

Year-to-date
net interest income grew to $125.2 million, an increase of 6% from the same period in the prior year, while tax-equivalent net interest margin declined to 3.10% from 3.13% for the same prior year period.
Non-Interest Income
Non-interest income decreased $5.2 million in the third quarter of 2021 or 127% compared to the same quarter of 2020 and decreased $6.9 million compared to the second quarter of 2021.

During the third quarter of 2021, the Company recorded a $6.2 million impairment loss related to an equity investment that was received as part of a restructured loan agreement, which was partially offset by increases of $0.3 million in credit card fees and $0.4 million in service charge income as compared to the same quarter of 2020.

Year-to-date non-interest
income was up $0.1 million or 1% compared to the same period in the prior year.
Non-Interest Expense
Non-interest expense for the third quarter of 2021 was $24.0 million, which increased 4% compared to the third quarter of 2020 and decreased 7% from the second quarter of 2021.

Salaries and benefit costs were lower in the current quarter by $0.3 million compared to the prior quarter and $0.8 million higher than the same quarter in the prior year mainly due to increased hiring for market expansion.

Year-
to-date non-interest expense decreased $3.6 million or 5% from the same period in the prior year primarily due to a $7.4 million goodwill impairment recorded in the second quarter of 2020. This decrease was partly offset by a $1.6 million increase in salary and employee benefits, $1.0 million increase in occupancy, and $1.5 million increase in other non-interest expense as compared to the same period in the prior year.
CrossFirst’s effective tax rate for the third quarter of 2021 was 21% as compared to 16% for the third quarter of 2020. The 2021 quarter-to-
date income tax expense was impacted by a $17.2 million increase in income before income taxes that increased taxes at the statutory rate by $3.6 million.

For both of the comparable periods, the Company continued to benefit from the tax-exempt municipal bond portfolio and bank-owned life insurance.

The tax-exempt benefit diminishes as the Company’s pre-tax income improves.

CROSSFIRST BANKSHARES, INC.

Balance Sheet Performance & Analysis
During the third quarter of 2021, total assets increased by $90 million or 2% compared to June 30, 2021 and decreased $105 million or 2%
compared to September 30, 2020.

The total assets change was negatively impacted by the $88 million in PPP loans that were forgiven in the third quarter.

Non-interest-bearing deposits increased $142 million compared to June 30, 2021, which was the main driver of the cost of funds 3 basis points decrease.

During the third quarter of
2021 , available-for-sale investment securities decreased $4 million to $708 million compared to June 30, 2021, while the overall average for the third quarter was $730 million.

The securities yields decreased
6
basis points to a tax equivalent yield of 2.87% for the third quarter of 2021 compared to the prior quarter.
Loan Results
The Company experienced a decrease in average loans of 4% since June 30, 2021 and a decrease of 5% year-over-year from
September 30, 2020.

The reduction in average loans was primarily a result of PPP loan forgiveness. Loan yields increased slightly to
4.00% during the third quarter and increased 10 basis points over the last twelve months.
3Q21 2Q21 1Q21 4Q20 3Q20
QoQ
Growth
($)
QoQ
Growth
(%)
(1)
YoY
Growth
($)
YoY
Growth
(%)
(1)
(Dollars in millions)
Average loans (gross)
Commercial $ 1,233 $ 1,221 $ 1,329 $ 1,367 $ 1,308 $ 12 1% $ (75) (6) %
Energy 311 341 351 381 393 (30) (9) (82) (21)
Commercial real estate 1,213 1,203 1,183 1,194 1,169 10 1 44 4
Construction and land development 611 633 598 585 617 (22) (3) (6) (1)
Residential and multifamily real estate 659 659 688 664 583 0 0 76 13
Paycheck Protection Program 147 296 308 258 362 (149) (50) (215) (59)
Consumer 57 56 50 45 45 1 2 12 27
Total $ 4,231 $ 4,409 $ 4,507 $ 4,494 $ 4,477 $ (178) (4) % $ (246) (5) %
Yield on average loans for the period
ending 4.00% 3.99% 3.94% 4.00% 3.90%
(1)
Actual unrounded values are used to calculate the reported percent disclosed. Accordingly,

recalculations using the amounts in millions as disclosed in this release may not produce the same amounts.
Deposit & Other Borrowing Results
The Company experienced a reduction in average deposits of 6% since June 30, 2021, and increased average deposits 2% year-over-year from September 30, 2020.

The deposit decrease for the quarter was driven by a continued decrease in time deposits and a reduction in money market accounts.

In addition, the Company continued to improve the overall cost of deposits, which declined 3 basis points during the third quarter of 2021, reflective of average non-interest-bearing deposit increases.

The cost of interest-bearing deposits has declined 33
basis points over the last twelve months primarily as a result of the lower interest rate environment.

3Q21 2Q21 1Q21 4Q20 3Q20
QoQ
Growth
($)
QoQ
Growth
(%)
(1)
YoY
Growth
($)
YoY
Growth
(%)
(1)
(Dollars in millions)
Average deposits
Non-interest bearing deposits $ 910 $ 802 $ 731 $ 732 $ 714 $ 108 13% $ 196 27%
Transaction deposits 511 665 717 575 460 (154) (23) 51 11
Savings and money market deposits 2,276 2,385 2,422 2,158 1,995 (109) (5) 281 14
Time deposits 752 869 972 1,087 1,175 (117) (13) (423) (36)
Total $ 4,449 $ 4,721 $ 4,842 $ 4,552 $ 4,344 $ (272) (6) % $ 105 2%
Cost of deposits for the period ending 0.38% 0.41% 0.48% 0.58% 0.67%
Cost of interest-bearing deposits for the
period ending
0.47% 0.50% 0.57% 0.69% 0.80%
(1)
Actual unrounded values are used to calculate the reported percent disclosed. Accordingly,

recalculations using the amounts in millions as disclosed in this release may not produce the same amounts.
At September 30, 2021, other borrowings totaled $278 million, as compared to $284 million at June 30, 2021, and $351 million at
September 30, 2020.

CROSSFIRST BANKSHARES, INC.

Asset Quality Position
Credit quality metrics generally improved during the third quarter of 2021 as classified assets decreased $47 million and the ratio of nonperforming assets to total assets decreased to 0.92% from 1.09% in the previous quarter.

The improvements in credit metrics were
primarily driven by upgrades in COVID-19 impacted segments and the Energy portfolio.

Net charge-offs were $1.3 million for the third
quarter of 2021 as compared to $2.6 million for the second quarter of 2021.

The charge-offs for the current quarter were related to energy and commercial and industrial credits.
The overall decrease in the allowance for loan losses for the current quarter reflects a relatively minor change in net period-end loan balances, stabilization in the Company’s economic outlook and improved credit performance.

These factors resulted in a $10 million
release of reserves during the third quarter.

The following table provides information regarding asset quality.
Asset quality

(Dollars in millions)
3Q21 2Q21 1Q21 4Q20 3Q20
Non-accrual loans $ 48.1 $ 54.7 $ 63.3 $ 75.1 $ 75.6
Other real estate owned 1.1 1.7 2.3 2.3 2.3
Nonperforming assets 49.8 58.1 68.9 78.4 82.2
Loans 90+ days past due and still accruing 0.5 1.8 3.2 1.0 4.3
Loans 30 - 89 days past due 37.6 18.8 11.0 18.1 45.4
Net charge-offs (recoveries) 1.3 2.6 8.2 11.6 6.0
Asset quality metrics (%) 3Q21 2Q21 1Q21 4Q20 3Q20
Nonperforming assets to total assets 0.92% 1.09% 1.15% 1.39% 1.49%
Allowance for loan loss to total loans 1.51 1.78 1.65 1.70 1.70
Allowance for loan loss to nonperforming loans 132 134 112 99 95
Net charge-offs (recoveries) to average loans
(1)
0.13 0.23 0.74 1.03 0.54
Provision to average loans
(1)
(0.94) 0.32 0.67 0.96 0.97
Classified Loans / (Total Capital + ALLL) 17.3 24.0 38.2 40.9 43.2
(1)
Interim periods annualized.
Capital Position
At September 30, 2021, stockholders' equity totaled $652 million, or $12.79 per share, compared to $624 million, or $12.08 per share, at
December 31, 2020.

Subsequent to quarter end, the Board of Directors authorized a stock repurchase program under which the Company may repurchase up to $30 million of common stock over time.

The actual timing, number and value of shares of common stock repurchased under the stock repurchase program will be determined by management at its discretion and will depend on a number of factors, including, but not limited to, the market price of the Company's common stock, general market and economic conditions, and applicable legal requirements. Stock repurchases under the program may be modified, suspended or terminated by the Company at any time without prior notice. Under the stock repurchase program, the Company may repurchase its common stock in the open market, through block trades, in privately negotiated transactions, pursuant to a trading plan separately adopted in the future, or by other means, in accordance with federal securities laws and other applicable laws.
The ratio of common equity Tier 1 capital to risk-weighted assets was approximately 13% and the total capital to risk-weighted assets was approximately 14% at September 30, 2021. The Company remains well-capitalized.

CROSSFIRST BANKSHARES, INC.

Conference Call and Webcast
CrossFirst will hold a conference call and webcast to discuss third quarter 2021 results on Tuesday, October 19, 2021, at 10 a.m. CDT / 11
a.m. EDT. The conference call and webcast may also include discussion of Company developments, forward-looking statements and other material information about business and financial matters. Investors, news media, and other participants should register for the call or audio webcast at https://investors.crossfirstbankshares.com. To access the call, dial toll-free (877) 621-5851 from anywhere in the U.S. or
+1 (470) 495-9492 for international callers and provide conference number 8025119.

Participants are encouraged to dial into the call or
access the webcast approximately 15 minutes prior to the start time.
A replay of the call will be available two hours after the conclusion of the live call. To access the replay, dial (855) 859-2056 and provide conference number 8025119, passcode 9067. International callers should dial +1 (404) 537-3406 and enter the same confirmation number.
A replay of the webcast will also be available for 90 days on the company’s website https://investors.crossfirstbankshares.com.
Cautionary Notice about Forward-Looking Statements
The financial results in this press release reflect preliminary, unaudited results, which are not final until the Company’s Quarterly Report on Form 10-Q is filed.

This earnings release contains forward-looking statements. These forward-looking statements reflect the
Company's current views with respect to, among other things, future events and its financial performance. Any statements about management’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as
“anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,”
“ongoing,” “expects,” “intends” and similar words or phrases. Any or all of the forward-looking statements in this earnings release may turn out to be inaccurate. The inclusion of forward-looking information in this earnings release should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved.

The Company has based
these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Our actual results could differ materially from those anticipated in such forward-looking statements.
Accordingly, the Company cautions you that any such forward-looking statements are not a guarantee of future performance and that actual results may prove to be materially different from the results expressed or implied by the forward-looking statements due to a number of factors. Such factors include, without limitation, those listed from time to time in reports that the Company files with the
Securities and Exchange Commission as well as the uncertain impact of the COVID-19 pandemic. These forward-looking statements are made as of the date of this communication, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by law.
About CrossFirst Bank
CrossFirst Bankshares, Inc. (Nasdaq: CFB) is a Kansas corporation and a registered bank holding company for its wholly owned subsidiary CrossFirst Bank, which is headquartered in Leawood, Kansas.

CrossFirst has nine full-service banking locations in Kansas,
Missouri, Oklahoma, Texas, and Arizona that offer products and services to businesses, professionals, individuals, and families.

CROSSFIRST BANKSHARES, INC.

Unaudited Financial Tables
◦
Table 1. Consolidated Balance Sheets
◦
Table 2. Consolidated Statements of Operations
◦
Table 3. 2020 - 2021 Year-to-Date Analysis of Changes in Net Interest

Income
◦
Table 4. 2020 - 2021 Quarterly Analysis of Changes in Net Interest Income
◦
Table 5. Non-GAAP Financial Measures

CROSSFIRST BANKSHARES, INC.

TABLE 1. CONSOLIDATED BALANCE SHEETS
September 30, 2021 December 31, 2020
(Unaudited)
(Dollars in thousands)
Assets
Cash and cash equivalents
$
316,722
$
408,810
Available-for-sale securities - taxable
168,182 177,238
Available-for-sale securities - tax-exempt
539,924 477,350
Loans, net of allowance for loan losses of $64,152 and $75,295 at September 30,
2021 and December 31, 2020, respectively
4,168,965 4,366,602
Premises and equipment, net
66,598 70,509
Restricted equity securities
12,885 15,543
Interest receivable
15,928 17,236
Foreclosed assets held for sale
1,148 2,347
Bank-owned life insurance
67,104 67,498
Other
43,695 56,170
Total assets $
5,401,151
$
5,659,303
Liabilities and stockholders’ equity
Deposits
Noninterest-bearing $
960,999
$
718,459
Savings, NOW and money market
2,774,477 2,932,799
Time
701,121 1,043,482
Total deposits
4,436,597 4,694,740
Federal funds purchased and repurchase agreements
- 2,306
Federal Home Loan Bank advances
276,600 293,100
Other borrowings
997 963
Interest payable and other liabilities
34,550 43,766
Total liabilities
4,748,744 5,034,875
Stockholders’ equity
Common stock, $0.01 par value:
authorized - 200,000,000 shares, issued - 52,576,504 and 52,289,129 shares at
September 30, 2021 and December 31, 2020, respectively
526 523
Treasury stock, at cost:
1,573,806 and 609,613 shares held at September 30, 2021 and December 31, 2020, respectively
(20,000) (6,061)
Additional paid-in capital
525,676 522,911
Retained earnings
126,299 77,652
Accumulated other comprehensive income
19,906 29,403
Total stockholders’ equity
652,407 624,428
Total liabilities and stockholders’ equity $
5,401,151
$
5,659,303

CROSSFIRST BANKSHARES, INC.

TABLE 2. CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
Three Months Ended Nine Months Ended
September 30, September 30,
2021 2020 2021 2020
(Dollars in thousands except per share data)
Interest Income
Loans, including fees $ 42,664 $ 43,929 $ 130,268 $ 138,591
Available-for-sale securities - taxable 803 1,042 2,423 4,174
Available-for-sale securities - tax-exempt 3,562 3,186 10,410 9,758
Deposits with financial institutions 121 47 359 583
Dividends on bank stocks 161 248 488 808
Total interest income 47,311 48,452 143,948 153,914
Interest Expense
Deposits 4,211 7,298 14,789 29,975
Fed funds purchased and repurchase agreements - 54 3 162
Federal Home Loan Bank Advances 1,275 1,749 3,838 4,980
Other borrowings 24 24 72 85
Total interest expense 5,510 9,125 18,702 35,202
Net Interest Income 41,801 39,327 125,246 118,712
Provision for Loan Losses (10,000) 10,875 1,000 45,825
Net Interest Income after Provision for Loan Losses 51,801 28,452 124,246 72,887
Non-Interest Income (Loss)
Service charges and fees on customer accounts 1,196 792 3,330 1,947
Realized gains on available-for-sale securities 1,046 1,012 1,043 1,725
Unrealized gains (losses), net on equity securities

(6,210) - (6,243) 53
Income from bank-owned life insurance 427 464 3,088 1,373
Swap fees and credit valuation adjustments, net 31 121 156 80
ATM and credit card interchange income 1,735 1,482 5,569 2,863
Other non-interest income 670 192 1,921 751
Total non-interest income (loss) (1,105) 4,063 8,864 8,792
Non-Interest Expense
Salaries and employee benefits 15,399 14,628 44,612 43,022
Occupancy 2,416 2,144 7,307 6,274
Professional fees 618 1,132 2,538 3,098
Deposit insurance premiums 927 1,096 2,995 3,151
Data processing 700 652 2,136 2,065
Advertising 596 147 1,334 870
Software and communication 999 959 3,098 2,772
Foreclosed assets, net (35) 20 680 1,174
Goodwill impairment - - - 7,397
Other non-interest expense 2,416 2,233 7,967 6,421
Total non-interest expense 24,036 23,011 72,667 76,244
Net Income Before Taxes 26,660 9,504 60,443 5,435
Income tax expense 5,660 1,498 11,831 928
Net Income $ 21,000 $ 8,006 $ 48,612 $ 4,507
Basic Earnings Per Share $ 0.41 $ 0.15 $ 0.95 $ 0.09
Diluted Earnings Per Share $ 0.41 $ 0.15 $ 0.93 $ 0.09

CROSSFIRST BANKSHARES, INC.

TABLE 3. YEAR-TO-DATE

ANALYSIS OF CHANGES IN NET INTEREST
INCOME
(UNAUDITED)
Nine Months Ended
September 30,
2021 2020
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(3)
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(3)
(Dollars in thousands)
Interest-earning assets:
Securities - taxable $ 207,691 $ 2,911 1.87% $ 285,363 $ 4,982 2.33%
Securities - tax-exempt
(1)
507,986 12,596 3.32 443,506 11,807 3.56
Federal funds sold - - - 1,364 18 1.73
Interest-bearing deposits in other banks 390,588 359 0.12 170,316 566 0.44
Gross loans, net of unearned income
(2)
4,381,213 130,268 3.98 4,248,520 138,591 4.36
Total interest-earning assets
(1)
5,487,478 $ 146,134 3.56% 5,149,069 $ 155,964 4.05%
Allowance for loan losses (76,726) (64,896)
Other non-interest-earning assets 214,752 218,797
Total assets $ 5,625,504 $ 5,302,970
Interest-bearing liabilities
Transaction deposits $ 629,959 $ 936 0.20% $ 404,967 $ 1,391 0.46%
Savings and money market deposits 2,360,559 6,402 0.36 1,938,669 11,689 0.81
Time deposits 863,592 7,451 1.15 1,178,632 16,895 1.91
Total interest-bearing deposits 3,854,110 14,789 0.51 3,522,268 29,975 1.14
FHLB and short-term borrowings 285,371 3,841 1.80 456,048 5,145 1.51
Trust preferred securities, net of fair value
adjustments
976 72 9.80 933 82 11.81
Non-interest-bearing deposits 814,924 - - 668,208 - -
Cost of funds 4,955,381 $ 18,702 0.50% 4,647,457 $ 35,202 1.01%
Other liabilities 35,385 42,731
Stockholders’ equity 634,738 612,782
Total liabilities and stockholders' equity $ 5,625,504 $ 5,302,970
Net interest income
(1)
$ 127,432 $ 120,762
Net interest spread
(1)
3.06% 3.04%
Net interest margin
(1)
3.10% 3.13%
(1)

Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income taxes. The incremental income tax rate used is

21.0%.
(2)
Average loan balances include nonaccrual loans.
(3)
Actual unrounded values are used to calculate the reported yield or rate disclosed.

Accordingly, recalculations using the amounts in thousands as disclosed in this release may not produce the same amounts.

CROSSFIRST BANKSHARES, INC.

YEAR-TO-DATE VOLUME & RATE VARIANCE TO NET INTEREST INCOME (UNAUDITED)
Nine Months Ended
September 30, 2021 over 2020
Average Volume Yield/Rate Net Change
(2)
(Dollars in thousands)
Interest Income
Securities - taxable $
(1,200)
$
(871)
$
(2,071)
Securities - tax-exempt
(1)
1,627 (838) 789
Federal funds sold
(18) - (18)
Interest-bearing deposits in other banks
390 (597) (207)
Gross loans, net of unearned income
4,176 (12,499) (8,323)
Total interest income
(1)
4,975 (14,805) (9,830)
Interest Expense
Transaction deposits
555 (1,010) (455)
Savings and money market deposits
2,185 (7,472) (5,287)
Time deposits
(3,795) (5,649) (9,444)
Total interest-bearing deposits
(1,055) (14,131) (15,186)
FHLB and short-term borrowings
(2,169) 865 (1,304)
Trust preferred securities, net of fair value adjustments
4 (14) (10)
Total interest expense
(3,220) (13,280) (16,500)
Net interest income
(1)
$
8,195
$
(1,525)
$
6,670
(1)

Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income income taxes. The incremental income income tax
rate used is 21.0%.
(2)

The change in interest not due solely to volume or rate has been allocated in proportion to the respective absolute dollar amounts of the change in volume or rate.

CROSSFIRST BANKSHARES, INC.

TABLE 4. 2020 - 2021 QUARTERLY ANALYSIS OF

CHANGES IN NET INTEREST INCOME
(UNAUDITED)
Three Months Ended
September 30,
2021 2020
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(3)
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(3)
(Dollars in thousands)
Interest-earning assets:
Securities - taxable $ 194,929 $ 964 1.96% $ 257,637 $ 1,290 1.99%
Securities - tax-exempt
(1)
534,917 4,310 3.20 440,669 3,855 3.48
Federal funds sold - - - - - -
Interest-bearing deposits in other banks 313,188 121 0.15 166,423 47 0.11
Gross loans, net of unearned income
(2)
4,230,553 42,664 4.00 4,477,211 43,929 3.90
Total interest-earning assets
(1)
5,273,587 $ 48,059 3.62% 5,341,940 $ 49,121 3.66%
Allowance for loan losses (75,103) (75,970)
Other non-interest-earning assets 210,500 220,282
Total assets $ 5,408,984 $ 5,486,252
Interest-bearing liabilities
Transaction deposits $ 510,823 $ 259 0.20% $ 460,420 $ 260 0.22%
Savings and money market deposits 2,276,436 1,907 0.33 1,995,307 2,301 0.46
Time deposits 752,012 2,045 1.08 1,174,555 4,737 1.60
Total interest-bearing deposits 3,539,271 4,211 0.47 3,630,282 7,298 0.80
FHLB and short-term borrowings 278,154 1,275 1.82 479,475 1,803 1.50
Trust preferred securities, net of fair value
adjustments
988 24 9.63 944 24 10.19
Non-interest-bearing deposits 909,750 - - 714,337 - -
Cost of funds 4,728,163 $ 5,510 0.46% 4,825,038 $ 9,125 0.75%
Other liabilities 36,106 47,304
Stockholders’ equity 644,715 613,910
Total liabilities and stockholders' equity $ 5,408,984 $ 5,486,252
Net interest income
(1)
$ 42,549 $ 39,996
Net interest spread
(1)
3.16% 2.91%
Net interest margin
(1)
3.20% 2.98%
(1)

Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income taxes. The incremental income tax rate used is

21.0%.
(2)
Average gross loan balances include non-accrual loans.
(3)
Actual unrounded values are used to calculate the reported yield or rate disclosed.

Accordingly, recalculations using the amounts in thousands as disclosed in this release may not produce the same amounts.

CROSSFIRST BANKSHARES, INC.

QUARTER-TO-DATE VOLUME & RATE VARIANCE TO NET INTEREST INCOME (UNAUDITED)
Three Months Ended
September 30, 2021 over 2020
Average Volume Yield/Rate Net Change
(2)
(Dollars in thousands)
Interest Income
Securities - taxable $
(307)
$
(19)
$
(326)
Securities - tax-exempt
(1)
782 (327) 455
Federal funds sold
- - -
Interest-bearing deposits in other banks
51 23 74
Gross loans, net of unearned income
(2,403) 1,138 (1,265)
Total interest income
(1)
(1,877) 815 (1,062)
Interest Expense
Transaction deposits
26 (27) (1)
Savings and money market deposits
304 (698) (394)
Time deposits
(1,414) (1,278) (2,692)
Total interest-bearing deposits
(1,084) (2,003) (3,087)
FHLB and short-term borrowings
(863) 335 (528)
Trust preferred securities, net of fair value adjustments
1 (1) -
Total interest expense
(1,946) (1,669) (3,615)
Net interest income
(1)
$
69
$
2,484
$
2,553
(1)

Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income taxes. The incremental income tax rate used is 21.0%.
(2)

The change in interest not due solely to volume or rate has been allocated in proportion to the respective absolute dollar amounts of the change in volume or rate.

CROSSFIRST BANKSHARES, INC.

TABLE 5. NON-GAAP FINANCIAL MEASURES
Non-GAAP Financial Measures
In addition to disclosing financial measures determined in accordance with GAAP, the Company discloses non-GAAP financial measures in this release. The Company believes that the non-GAAP financial measures presented in this release reflect industry conventions, or standard measures within the industry, and provide useful information to the Company's management, investors and other parties interested in the Company's operating performance. These measurements should be considered in addition to, but not as a substitute for, financial information prepared in accordance with GAAP. We have defined below each of the non-GAAP measures we use in this release, but these measures may not be synonymous to similar measurement terms used by other companies.
CrossFirst provides reconciliations of these non-GAAP measures below. The measures used in this release include the following:
• We calculate ‘‘non-GAAP core operating income’’ as net income adjusted to remove non-recurring or non-core income and expense items related to:
▪ Goodwill impairment - We performed an interim review of goodwill as of June 30, 2020. The book value of goodwill exceeded its fair market value and resulted in a full $7.4 million impairment.

▪ Charges and adjustments associated with the full vesting of a former executive - We incurred additional charges in the second quarter of 2021 related to the acceleration of $0.7 million of certain cash, stock-based compensation, and employee costs.
▪ Bank Owned Life Insurance - We obtain bank owned life insurance on key employees throughout the organization and received a $1.8 million benefit in the second quarter of 2021.
▪ Unrealized loss on equity security – During the quarter ended September 30, 2021, the Company recorded a $6.2 million impairment loss related to an equity investment that was received as part of a restructured loan agreement.

The most directly comparable GAAP financial measure for non-GAAP core operating income is net income.
• We calculate "core return on average tangible common equity" as Non-GAAP core operating income (as defined above)
divided by average tangible common equity. Average tangible common equity is calculated as average common equity less average goodwill and intangibles and average preferred equity. The most directly comparable GAAP measure is return on average common equity.

• We calculate "Non-GAAP core operating return on average assets" as non-GAAP core operating income (as defined above)
divided by average assets. The most directly comparable GAAP financial measure is return on average assets, which is calculated as net income divided by average assets.

• We calculate ‘‘non-GAAP core operating return on average common equity’’ as non-GAAP core operating income (as defined above) less preferred dividends divided by average common equity. The most directly comparable GAAP financial measure is return on average common equity, which is calculated as net income less preferred dividends divided by average common equity.
• We calculate "tangible common stockholders' equity" as total stockholders' equity less goodwill and intangibles and preferred equity. The most directly comparable GAAP measure is total stockholders' equity.

• We calculate ‘‘tangible book value per share’’ as tangible common stockholders' equity (as defined above) divided by the total number of shares outstanding. The most directly comparable GAAP measure is book value per share.
• We calculate "non-GAAP core operating efficiency ratio - fully tax equivalent (FTE)" as non-interest expense adjusted to remove non-recurring, or non-core, non-interest expenses as defined above under non-GAAP core operating income divided by net interest income on a fully tax-equivalent basis plus non-interest income adjusted to remove non-recurring, or non-
core, non-interest income as defined above under non-GAAP core operating income. The most directly comparable financial measure is the efficiency ratio.
• We calculate "non-GAAP pre-tax pre-provision profit" as net income before taxes plus the provision for loan losses.

CROSSFIRST BANKSHARES, INC.

Quarter Ended Nine Months Ended
9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 9/30/2021 9/30/2020
(Dollars in thousands)
Non-GAAP core operating income:
Net income $ 21,000 $ 15,577 $ 12,035 $ 8,094 $ 8,006 $ 48,612 $ 4,507
Add: Unrealized loss on equity security 6,200 - - - - 6,200 -
Less: Tax effect
(2)
1,302 - - - - 1,302 -
Unrealized loss on equity security, net of tax 4,898 - - - - 4,898 -
Add: Goodwill impairment
(1)
- - - - - - 7,397
Add: Accelerated employee benefits - 719 - - - 719 -
Less: Tax effect
(3)
- 210 - - - 210 -
Accelerated employee benefits, net of tax - 509 - - - 509 -
Less: BOLI settlement benefits
(1)
- 1,841 - - - 1,841 -
Non-GAAP core operating income $ 25,898 $ 14,245 $ 12,035 $ 8,094 $ 8,006 $ 52,178 $ 11,904
(1)
No tax effect.
(2)
Represents the tax impact of the adjustments at a tax rate of 21.0%.
(3)
Represents the tax impact of the adjustments above at a tax rate of 21.0%, plus a permanent tax benefit associated with stock-based grants.

Quarter Ended Nine Months Ended
9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 9/30/2021 9/30/2020
(Dollars in thousands)
Non-GAAP core return on average tangible common equity:
Net income available to common stockholders $ 21,000 $ 15,577 $ 12,035 $ 8,094 $ 8,006 $ 48,612 $ 4,507
Non-GAAP core operating income 25,898 14,245 12,035 8,094 8,006 52,178 11,904
Average common equity 644,715 633,417 625,875 620,496 613,910 634,738 612,782
Less: average goodwill and intangibles 160 179 199 218 238 179 5,138
Average tangible common equity $ 644,555 $ 633,238 $ 625,676 $ 620,278 $ 613,672 $ 634,559 $ 607,644
Return on average common equity 12.92% 9.86% 7.80% 5.19% 5.19% 10.24% 0.98%
Non-GAAP core return on average tangible common
equity
15.94% 9.02% 7.80% 5.19% 5.19% 10.99% 2.62%
Quarter Ended Nine Months Ended
9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 9/30/2021 9/30/2020
(Dollars in thousands)
Non-GAAP core operating return on average assets:
Net income $ 21,000 $ 15,577 $ 12,035 $ 8,094 $ 8,006 $ 48,612 $ 4,507
Non-GAAP core operating income 25,898 14,245 12,035 8,094 8,006 52,178 11,904
Average assets $ 5,408,984 $ 5,673,638 $ 5,798,167 $ 5,523,196 $ 5,486,252 $ 5,625,504 $ 5,302,970
Return on average assets 1.54% 1.10% 0.84% 0.58% 0.58% 1.16% 0.11%
Non-GAAP core operating return on average assets 1.90% 1.01% 0.84% 0.58% 0.58% 1.24% 0.30%

CROSSFIRST BANKSHARES, INC.

Quarter Ended
9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020
(Dollars in thousands except per share data)
Tangible common stockholders' equity:
Total stockholders' equity $ 652,407 $ 637,190 $ 628,834 $ 624,428 $ 617,883
Less: goodwill and other intangible assets 149 169 188 208 227
Tangible common stockholders' equity $ 652,258 $ 637,021 $ 628,646 $ 624,220 $ 617,656
Tangible book value per

share:
Tangible common stockholders' equity $ 652,258 $ 637,021 $ 628,646 $ 624,220 $ 617,656
Shares outstanding at end of period 51,002,698 50,958,680 51,678,669 51,679,516 52,195,778
Book value per share $ 12.79 $ 12.50 $ 12.17 $ 12.08 $ 11.84
Tangible book value per

share
$ 12.79 $ 12.50 $ 12.16 $ 12.08 $ 11.83

Quarter Ended Nine Months Ended
9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 9/30/2021 9/30/2020
(Dollars in thousands)
Non-GAAP Core Operating Efficiency Ratio - Fully Tax
Equivalent (FTE)
Non-interest expense $ 24,036 $ 25,813 $ 22,818 $ 23,732 $ 23,011 $ 72,667 $ 76,244
Less: Accelerated employee benefits - 719 - - - 719 -
Less: goodwill impairment - - - - - - 7,397
Adjusted Non-interest expense (numerator) $ 24,036 $ 25,094 $ 22,818 $ 23,732 $ 23,011 $ 71,948 $ 68,847
Net interest income 41,801 42,328 41,117 41,537 39,327 125,246 118,712
Tax equivalent interest income
(1)
748 734 704 683 669 2,186 2,050
Non-interest income (loss) (1,105) 5,825 4,144 2,949 4,063 8,864 8,792
Add: Unrealized loss on equity security 6,200 - - - - 6,200 -
Less: BOLI settlement benefits - 1,841 - - - 1,841 -
Total tax-equivalent income (denominator) $ 47,644 $ 47,046 $ 45,965 $ 45,169 $ 44,059 $ 140,655 $ 129,554
Efficiency Ratio 59.06% 53.61% 50.41% 53.35% 53.03% 54.18% 59.44%
Non-GAAP Core Operating Efficiency Ratio - Fully Tax
Equivalent (FTE)
50.45% 53.34% 49.64% 52.54% 52.23% 51.15% 53.14%
(1)
Tax exempt income (tax-free municipal securities) is calculated on a tax equivalent basis. The incremental tax rate used is 21.0%.
Quarter Ended Nine Months Ended
9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 9/30/2021 9/30/2020
(Dollars in thousands)
Non-GAAP Pre-Tax

Pre-Provision Profit
Net income before taxes $ 26,660 $ 18,840 $ 14,943 $ 9,879 $ 9,504 $ 60,443 $ 5,435
Add: Provision for loan losses (10,000) 3,500 7,500 10,875 10,875 1,000 45,825
Non-GAAP Pre-Tax

Pre-Provision Profit
$ 16,660 $ 22,340 $ 22,443 $ 20,754 $ 20,379 $ 61,443 $ 51,260